                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                    Computer Associates International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates", "CA" or the "Company"), is filing the materials contained in this
Schedule 14A with the Securities and Exchange Commission on July 27, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

THE FOLLOWING DOCUMENT WAS POSTED ON THE CA WEBSITE (CA.COM) ON JULY 27, 2001:

                       SHAREHOLDER Q&A ON PROXY VOTING FOR
                               2001 ANNUAL MEETING

1. HOW DO I VOTE IN FAVOR OF CA?

In the proxy package that you will receive from CA or your broker, you will receive a WHITE proxy card with which to vote. Only the WHITE proxy card allows you to vote for CA's current Board of Directors. We urge you to vote FOR all of the items on the WHITE proxy and to mail back ONLY the WHITE proxy in the enclosed postage-paid envelope. The prompt return of your WHITE proxy will ensure that your vote is counted. You will receive a proxy card for each brokerage account that you hold. Accordingly, if you have multiple accounts, like a brokerage account, a CA 401K account or a CA employee stock purchase plan account, you will receive more than one proxy card. It is very important that you vote, date and return a WHITE card for each account that you hold.

2. WHAT SHOULD I DO IF I RECEIVE MULTIPLE MAILINGS?

If you have already signed and returned the WHITE card for each account that you hold, you can ignore all future mailings. If you receive a GREEN proxy card from Ranger Governance and Mr. Wyly, we urge you to ignore it and throw it away. If you attempt to register a protest vote by opposing Sam Wyly's slate of nominees using the GREEN card, you may unintentionally cancel an earlier WHITE card vote in support of CA's current management and board. ACCORDINGLY, WE STRONGLY URGE YOU TO DESTROY ALL GREEN CARDS AND NOT TO SEND ANY VOTES IN PROTEST.

3. WHAT DOES THE PROXY CARD LOOK LIKE?

Two types of WHITE proxies are being mailed to CA's shareholders, and you will receive one or both forms depending on the type of account(s) in which you hold your CA shares. It is important to note that both forms contain the same proposals; only the layout of the forms is different.

The first type of card (shown below with red marks indicating support for CA's management and board) is being mailed to shareholders who hold CA shares directly (i.e., not through a brokerage or bank account) and participants in the Computer Associates Savings Harvest Plan (401K Plan). Completed proxy cards should be signed, dated and mailed to Computer Associates as soon as possible using the self-addressed, postage-paid envelope that came with the proxy.

[Graphic of proxy card sent to shareholders who hold CA shares directly.]

The second type of voting form (shown below with red marks indicating support for CA's management and board) is being mailed to shareholders who hold shares through a bank or brokerage firm, or are participants in CA's Year 2000 Employee Stock Purchase Plan. This voting form will come from ADP Proxy Services. Completed ADP forms need to be mailed as soon as possible directly to ADP Proxy Services in Farmingdale, New York using the self-addressed, postage-paid envelope that comes with the ADP form.

[Graphic of proxy card sent to shareholders who hold shares through a bank or brokerage firm.]

4. HOW CAN I TELL THE DIFFERENCE BETWEEN THE PROXY MATERIALS I RECEIVE FROM CA AND THOSE FROM WYLY?

CA's shareholder letters will be clearly marked with the CA logo and will contain a WHITE proxy card. The materials you receive from Sam Wyly -- and a group he leads called Ranger Governance - will contain a GREEN proxy card that will ask you to vote for his slate of nominees for CA's Board of Directors. We urge you to throw away any mailings you get from Ranger Governance or Wyly.

5. I DON'T OWN MANY SHARES. IS IT REALLY THAT IMPORTANT THAT I VOTE?

Yes. Every single share counts and we hope that you will want to send Sam Wyly a strong message that CA shareholders want him to "get lost."

6. CAN I VOTE BY TELEPHONE OR THE INTERNET?

For a certain period of time some CA shareholders may be able to vote using the telephone or the Internet. If you have any questions or need other assistance, please call MacKenzie Partners (1-800-322-2885, or collect at 1-212-929-5500 for international callers) or D.F. King & Co., Inc. (1-800-431-9642, or collect at 1-212-269-5550 for international callers).

7. WILL I GET ANY PHONE CALLS AS PART OF THIS PROCESS?

Yes, you are likely to get phone calls from our proxy solicitors MacKenzie Partners or D.F. King, both firms we have retained to help us beat Wyly. They will be calling to see if you have received your WHITE card and to assist you if you have any questions. It is possible that you may get phone calls from Wyly's proxy solicitor, Morrow & Company. If that call happens, we urge you to politely decline interest in listening and hang up.

8. I SEE THAT YOU CAN VOTE "FOR" OR "WITHHOLD" FOR DIRECTORS. IS WITHHOLDING THE SAME AS SUPPORTING CA?

No, the only way to register your vote in support of CA's management and board is to check the "FOR" box and then send your WHITE proxy card in. Withholding could actually serve as a vote against existing management and the board. If you wish to vote for the CA Board, vote only the WHITE card. Do not check the "withhold" box for the Wyly Board on the GREEN card as that may revoke any previous WHITE cards that you voted. We urge you to discard the GREEN Ranger Governance proxy card.

9. WHAT HAPPENS IF I SIGN AND RETURN MORE THAN ONE CARD?

The very last dated card that is received by the August 29 annual meeting will be the vote that is counted. It will replace any previous cards you may have signed. If you sign Wyly's GREEN card intentionally or by mistake and want to change your mind to support CA's current management and the CA board, you can simply sign and date a WHITE card for each separate brokerage account and send it in before the annual meeting.

10. WHEN MUST I RETURN MY PROXY FOR IT TO COUNT?

For most shareholders, the company must receive your proxy by August 29, 2001, the date of the annual meeting. HOWEVER, PROXIES FROM PARTICIPANTS IN THE COMPUTER ASSOCIATES SAVINGS HARVEST PLAN MUST BE RECEIVED BY AUGUST 27. You can revoke your proxy and cast your vote in person if you attend the annual meeting. Even if you plan on attending the annual meeting, we encourage you to promptly vote and mail your WHITE proxy card.

11. HOW MANY VOTES DO I HAVE?

Every share of common stock you own equates to one vote.

12. IS IT NECESSARY FOR ME TO ATTEND THE ANNUAL MEETING IN PERSON FOR MY VOTE TO COUNT?

No. As in past years, your wishes can be expressed by sending in a signed WHITE proxy card.

13. I'M A CA SHAREHOLDER AND DIDN'T RECEIVE A PROXY. WHY? AND WHAT SHOULD I DO?

If you think you are eligible to vote and the company has not sent you a proxy, please call MacKenzie Partners (1-800-322-2885, or collect at 1-212-929-5500 for international callers) or D.F. King & Co., Inc. (1-800-431-9642, or collect at 1-212-269-5550 for international callers)

14. IN ADDITION TO THE BOARD OF DIRECTORS, WHAT OTHER PROPOSALS WILL SHAREHOLDERS BE VOTING ON?

Shareholders are also being asked to consider and vote on a proposal to approve the Computer Associates International, Inc. 2001 Stock Option Plan, under which each of our employees would be eligible to receive awards. These are the normal stock options that employees may receive every year. The old plan expired, and we need to put a new plan in place. Shareholders will also be asked to ratify the appointment of our independent auditors.